EX 32.1

                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Buckeye Technologies Inc. ("Buckeye") on Form 10-K for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David
B. Ferraro, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Buckeye.

Dated this 9th day of September, 2005

/S/ DAVID B. FERRARO
------------------------------------------
David B. Ferraro
Chairman of the Board and Chief Executive Officer